EXHIBIT 23.2

MOSS-ADAMS LLP
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CERTIFIED PUBLIC ACCOUNTANTS


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 of our report dated March 14, 2000, relating to the financial statements, which appears in Stratabase.com, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.

/s/ MOSS ADAMS LLP

Portland, Oregon
January 15, 2001